Exhibit a(iv) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K

                           THE HUNTINGTON FUNDS

                        CERTIFICATE OF DESIGNATION
                                    of
                       SERIES AND CLASSES OF SHARES


Certificate of Designation

      The undersigned certifies that, pursuant to authority conferred by
Section 5.11 of the Declaration of Trust, the Trustees of the Trust have authorized the creation of separate series ("Series") of Shares of beneficial interest of the Trust, and classes ("Classes") of such shares in each of such Series, as follows:

      (1) The shares of beneficial interest of the Trust have been divided into one or more separate series and classes designated as follows:

            Huntington Dividend Capture Fund,
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington Fixed Income Securities Fund
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington Florida Tax-Free Money Fund
                  Investment A Shares and Trust Shares
            Huntington Growth Fund
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington Income Equity Fund
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington Intermediate Government Income Fund
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington International Equity Fund
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington Michigan Tax-Free Fund
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington Mid Corp America Fund
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington Money Market Fund
                  Investment A Shares, Investment B Shares, Trust Shares
            and
                  Interfund Shares
            Huntington Macro 100 Fund
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington Mortgage Securities Fund
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington New Economy Fund
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington Ohio Municipal Money Market Fund
                  Investment A Shares and Trust Shares
            Huntington Ohio Tax-Free Fund
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington Rotating Markets Fund
                  Investment A Shares and Trust Shares
            Huntington Short/Intermediate Fixed Income Securities Fund
                  Investment A Shares, and Trust Shares
            Huntington Situs Small Cap Fund,
                  Investment A Shares, Investment B Shares and Trust Shares
            Huntington U.S. Treasury Money Market Fund
                  Investment A Shares and Trust Shares

Based upon action taken by the Trustees at a board meeting February 11, 2004, Huntington Macro 100 Fund, Investment A Shares, Investment B Shares and Trust Shares were designated and are scheduled to become effective on April 30, 2004.

      IN WITNESS WHEREOF, the Secretary has executed this Certificate of Designation as of March 8, 2004.



                                    /s/ Victor R. Siclari
                                    Victor R. Siclari
                                    Secretary